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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 14, 2005
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

           MARYLAND                      1-11718                36-3857664
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
incorporation or organization)                            Identification Number)

         TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS             60606
           (Address of principal executive offices)             (Zip Code)

                                 (312) 279-1400
              (Registrant's telephone number, including area code)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

      Equity Lifestyle Properties, Inc. ("ELS") is re-issuing in an updated format certain historical financial statements in connection with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). During the three months ended March 31, 2005, ELS held properties for sale and in compliance with SFAS 144 has reported revenue, expenses and net gains from the sale of these properties and provisions for loss on assets held for sale as discontinued operations for each period presented (including the comparable periods of the prior year). Under Securities and Exchange Commission ("SEC") requirements, the same reclassification as discontinued operations required by SFAS 144 following the sale of a property or a property designated as held for sale is required for previously issued annual financial statements for each of the three years shown in ELS' last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on ELS' reported net income available to common shareholders or funds from operations.

      This Report on Form 8-K updates Items 6, 7 and 8 of ELS' 2004 Form 10-K dated March 29, 2005, as amended by Form 10-K/A dated March 31, 2005 (as so amended, the "Form 10-K"), to reflect the properties held for sale as of March 31, 2005 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

      This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the SEC. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

      The following exhibits required by this item are being filed with this Current Report on Form 8-K.

      12.1  Computation of Ratio of Earnings to Fixed Charges

      23.1  Consent of Independent Registered Public Accounting Firm

      31.1 Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      31.2 Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      99.1  Selected Financial Data

            Management's Discussion and Analysis of Financial Condition and Results of Operations

            Financial Statements and Supplementary Data

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQUITY LIFESTYLE PROPERTIES, INC.

Date: June 14, 2005                By: /s/ Thomas P. Heneghan
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                                       Thomas P. Heneghan
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)

Date: June 14, 2005                By: /s/ Michael B. Berman
                                       --------------------------------------
                                       Michael B. Berman
                                       Vice President, Treasurer
                                         and Chief Financial Officer
                                       (Principal Financial Officer
                                         and Principal Accounting Officer)

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